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                                  CERTIFICATION PURSUANT TO
                                   18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO SECTION 906
                              OF THE SARBANES-OXLEY ACT OF 2002


         I, John C. Francis, Chief Financial Officer of Crest View Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended September 30, 2002, to which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(b) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 13, 2002

                                          /s/ John C. Francis
                                    ----------------------------------
                                            John C. Francis
                                        Chief Financial Officer